                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  Lee P. Munder
                                       -------------------------
                                       Lee P. Munder


Dated: February 24, 1998

                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, Charles W. Elliot, whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  Charles W. Elliot
                                       -------------------------
                                       Charles W. Elliot


Dated: February 24, 1998

                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  Joseph E. Champagne
                                       -------------------------
                                       Joseph E. Champagne


Dated: February 24, 1998

                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, T;homas B. Bender, whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  Thomas B. Bender
                                       -------------------------
                                       Thomas B. Bender


Dated: February 24, 1998

                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  Thomas D. Eckert
                                       -------------------------
                                       Thomas D. Eckert


Dated: February 24, 1998

                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  John Rakolta, Jr.
                                       -------------------------
                                       John Rakolta, Jr.


Dated: February 24, 1998

                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  David J. Brophy
                                       -------------------------
                                       David J. Brophy


Dated: February 24, 1998

                     THE MUNDER FRAMLINGTON FUNDS TRUST

                             POWER OF ATTORNEY
                             -----------------


   The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint Lisa Ann Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Framlington Funds Trust ("Munder Framlington"), the Registration Statement of Munder Framlington on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or office of Munder Framlington, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents in person, such acts of such attorneys being hereby ratified and approved.

                                       /s/  Terry H. Gardner
                                       -------------------------
                                       Terry H. Gardner


Dated: February 24, 1998